SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Schroder Series Trust
Schroder Global Series Trust

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if other than the Registrant)

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SCHRODER SERIES TRUST
875 Third Avenue, 22nd Fl.
New York, New York 10022

SCHRODER GLOBAL SERIES TRUST
875 Third Avenue, 22nd Fl.
New York, New York 10022

September 29, 2006

Dear Shareholder:

You are cordially invited to attend the Combined Meeting of Shareholders of Schroder Series Trust and Schroder Global Series Trust (each, a ‘‘Trust’’ and together, the ‘‘Trusts’’) to be held on October 31, 2006 at 9:00 a.m., Eastern time, at the offices of the Trusts at 875 Third Avenue, 22nd Floor, New York, New York (the ‘‘Meeting’’). A formal Notice of Combined Meeting of Shareholders is enclosed.

At the Meeting, shareholders of Schroder Series Trust will be asked to vote for the election of Trustees of Schroder Series Trust and shareholders of Schroder Global Series Trust will be asked to vote for the election of Trustees of Schroder Global Series Trust. I encourage you to read the enclosed proxy statement carefully.

Although your Trustees would like very much to have each shareholder attend the Meeting, they realize that this is not possible. Whether or not you plan to be present at the Meeting, your vote is needed. Please complete, sign, and return the enclosed proxy card(s) promptly. If you are a shareholder of more than one Trust, please complete, sign, and return a proxy card for each Trust of which you are a shareholder. A postage-paid envelope is enclosed for this purpose. You may also vote by telephone or the internet, should you prefer. Please refer to instructions that appear on the enclosed proxy card(s).

We look forward to seeing you at the Meeting or receiving your proxy card(s) so your shares may be voted at the Meeting.

Sincerely yours,
Peter L. Clark Chairman Schroder Series Trust and Schroder Global Series Trust

SHAREHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY CARD(S) IN THE ENCLOSED ENVELOPE OR VOTE BY TELEPHONE OR THE INTERNET SO AS TO BE REPRESENTED AT THE MEETING.

SCHRODER SERIES TRUST
SCHRODER GLOBAL SERIES TRUST

Notice of Combined Meeting of Shareholders

A Combined Meeting of Shareholders (the ‘‘Meeting’’) of Schroder Series Trust and Schroder Global Series Trust (each, a ‘‘Trust’’ and together, the ‘‘Trusts’’), will be held at the offices of the Trusts at 875 Third Avenue, 22nd Floor, New York, New York, on October 31, 2006, at 9:00 a.m., Eastern time, for the following purposes:

I.	To elect Trustees of each Trust.

II.	To consider and act upon such other matters as may properly come before the Meeting and any adjournments thereof.

Shareholders of record as of the close of business on September 21, 2006 are entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

By order of the Trustees of each Trust, CARIN F. MUHLBAUM Clerk Schroder Series Trust and Schroder Global Series Trust

September 29, 2006

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE, AND MAIL THE ENCLOSED PROXY CARD(S) IN THE ENCLOSED ENVELOPE OR VOTE BY TELEPHONE OR THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

SCHRODER SERIES TRUST
875 Third Avenue, 22nd Fl.
New York, New York 10022

SCHRODER GLOBAL SERIES TRUST
875 Third Avenue, 22nd Fl.
New York, New York 10022

Proxy Statement

September 29, 2006

The enclosed proxies are solicited on behalf of the Trustees of Schroder Series Trust and the Trustees of Schroder Global Series Trust (each, a ‘‘Trust’’ and together, the ‘‘Trusts’’) for use at the Combined Meeting of Shareholders (the ‘‘Meeting’’) of the Trusts to be held on October 31, 2006, at 9:00 a.m., Eastern time, at the offices of the Trusts at 875 Third Avenue, 22nd Floor, New York, New York, and at any adjournment thereof. The Meeting will be held for the purposes set forth in the accompanying Notice of Combined Meeting of Shareholders (the ‘‘Notice’’). Shareholders of record of a Trust as of the close of business on September 21, 2006 (the ‘‘Record Date’’) are entitled to notice of, and to vote at, the Meeting and at any adjourned session. The Notice, this proxy statement, and the enclosed form(s) of proxy are first being mailed or otherwise made available to shareholders on or about September 29, 2006.

Shares represented by duly executed proxies will be voted in accordance with the specifications made. If no specification is made, shares will be voted in accordance with the recommendations of the Trustees of the applicable Trust. You may revoke a proxy at any time before it is exercised, by sending or delivering a written revocation to the Clerk of the applicable Trust (which will be effective when it is received by the Clerk), by properly executing a later-dated proxy, or by attending the Meeting, requesting return of your proxy, and voting in person.

As of the Record Date, there were 60,328,511.213 outstanding shares of Schroder Series Trust and 100,327,118.561 outstanding shares of Schroder Global Series Trust. Each share is entitled to one vote, with fractional shares voting proportionally.

The series of Schroder Series Trust are Schroder Emerging Market Equity Fund, Schroder International Diversified Value Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Enhanced Income Fund, Schroder Strategic Bond Fund, Schroder Total Return Fixed Income Fund, Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund. Schroder North American Equity Fund is the sole series of Schroder Global Series Trust.

Schroder Investment Management North America Inc. (‘‘Schroders’’) is the investment adviser of each of the series of each Trust (each, a ‘‘Fund’’ and together, the ‘‘Funds’’). Schroder Fund Advisors Inc. (‘‘Schroder Fund Advisors’’) is the principal underwriter of each of the series of each Trust. The address of Schroders and of Schroder Fund Advisors is 875 Third Avenue, 22nd Floor, New York, New York 10022. The sub-adviser of Schroder Emerging Market Equity Fund, Schroder International Diversified Value Fund, Schroder Strategic Bond Fund and Schroder North American Equity Fund is Schroder Investment Management North America Limited, 31 Gresham Street, London EC2V 7QA. The administrator of Schroder North American Equity Fund is Schroder Fund Advisors. The administrator of each of the series of Schroder Series Trust is SEI Investments Global Funds Services, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. The sub-administrator of Schroder North American Equity Fund is SEI Investments Global Funds Services.

Copies of the most recent annual and semi-annual reports issued by the Trusts, including information about each Fund, may be obtained without charge. For copies, please call the Trusts at 1-800-464-3108 or write the Trusts at P.O. Box 8507, Boston, MA 02266. Copies may also be obtained through the Schroder Mutual Funds’ website at www.schroderfunds.com.

The following table shows the proposals applicable to your Trust:

Trust	Proposal
Schroder Series Trust (all series of the Trust voting together as a single class)	I. Election of Messrs. William L. Means and James D. Vaughn and Ms. Catherine A. Mazza, as Trustees
Schroder Global Series Trust	I. Election of Messrs. Peter E. Guernsey, William L. Means and James D. Vaughn and Ms. Catherine A. Mazza, as Trustees

YOUR VOTE IS IMPORTANT

To help reach the level of shareholder participation required, and to ensure that your Trusts do not incur additional expenses associated with follow-up communications, please vote today, even if you plan to attend the Meeting on October 31st. Simply follow the instructions on the enclosed proxy card(s) and choose the voting method that works best for you — the internet, telephone or mail. Your prompt action will ensure your voice is heard, so vote your shares now.

1.	WHAT PROPOSAL AM I BEING ASKED TO CONSIDER?

→	Shareholders of all the series of Schroder Series Trust, voting together, will be asked to vote for the election of Trustees of Schroder Series Trust.

→	Shareholders of the Schroder North American Equity Fund, the sole series of Schroder Global Series Trust, will be asked to vote for the election of Trustees of Schroder Global Series Trust.

2.	ARE ANY NEW NOMINEES BEING PRESENTED FOR ELECTION TO THE BOARD?

→	Yes, with respect to Schroder Series Trust. Ms. Catherine A. Mazza is not currently a Trustee of Schroder Series Trust, although she is already a Trustee of Schroder Global Series Trust.

→	Yes, with respect to Schroder Global Series Trust. Two of the four nominees, Messrs. Peter E. Guernsey and William L. Means, are not currently Trustees of Schroder Global Series Trust, although they are both already Trustees of Schroder Series Trust.

3.	WHY ARE THE TRUSTS HOLDING A MEETING TO ELECT TRUSTEES?

→	This election will help assure continued compliance with the provisions of the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), requiring that a majority of the Trustees of each Trust be elected by shareholders.

4.	HOW DO THE BOARDS OF TRUSTEES OF THE TRUSTS RECOMMEND THAT I VOTE?

→	The Board of Trustees of Schroder Series Trust recommends that shareholders vote ‘‘FOR’’ the election of all nominees for Trustee of Schroder Series Trust.

→	The Board of Trustees of Schroder Global Series Trust recommends that shareholders vote ‘‘FOR’’ the election of all nominees for Trustee of Schroder Global Series Trust.

5.	WHAT LEVEL OF SHAREHOLDER SUPPORT IS NEEDED TO APPROVE THE PROPOSALS?

→	Election of Trustees of each Trust requires a plurality of the votes cast at the Meeting, either in person or by proxy. Thirty percent of the shares of each Trust entitled to vote, present in person or represented by proxy, shall constitute a quorum for purposes of voting for the election of Trustees of each Trust.

6.	WHO IS ENTITLED TO VOTE AT THE MEETING?

→	Schroder Series Trust shareholders of record as of September 21, 2006 are entitled to vote at the Meeting for the election of Trustees of Schroder Series Trust.

→	Schroder Global Series Trust shareholders of record as of September 21, 2006 are entitled to vote at the Meeting for the election of Trustees of Schroder Global Series Trust.

→	All eligible shareholders are urged to vote.

7.	WHAT SHOULD I DO IF I AM A SHAREHOLDER OF MORE THAN ONE TRUST?

Shareholders of all the series of Schroder Series Trust vote together as a single class for the election of Trustees of Schroder Series Trust. Shareholders of Schroder North American Equity Fund, the sole series of Schroder Global Series Trust, vote for the election of Trustees of Schroder Global Series Trust. You are being sent a proxy card for each Trust of which you are a shareholder. Please vote on the proxy card for each Trust of which you are a shareholder.

8.	WHEN AND WHERE WILL THE MEETING BE HELD?

The Meeting is scheduled for October 31, 2006 at 9:00 a.m., at 875 Third Avenue, 22nd Floor, New York, New York.

9.	WHAT METHOD OF VOTING MAY I USE?

Simply select the voting format that you find most convenient:

→	Telephone (automated service):

Call the toll-free number shown on your proxy card(s) and follow the recorded instructions.

→	Telephone (to speak to a representative of D.F. King & Co., the Trusts’ proxy solicitor):

Call 1-800-848-3402 (toll free).

→	Internet:

Access the web site shown on your proxy card(s) and follow the online instructions.

→	Mail:

Complete and return the enclosed proxy card(s).

→	In person:

Attend the Meeting on October 31st.

Whichever method you choose, please be sure to cast your vote as soon as possible. Even if you plan to attend the Meeting, you can vote in advance using one of the other methods.

10.	WHOM SHOULD I CALL IF I HAVE ADDITIONAL QUESTIONS?

If you have questions related to the proxy material or need assistance in voting your shares, please contact D.F. King & Co. (‘‘D.F. King’’), the Trusts’ proxy solicitor, toll free at 1-800-848-3402.

PROPOSAL I:    ELECTION OF TRUSTEES OF THE TRUSTS.

At the Meeting, shareholders will vote on a proposal to elect three nominees to serve as Trustees of Schroder Series Trust and four nominees to serve as Trustees of Schroder Global Series Trust. These elections will help assure continued compliance with the 1940 Act provisions regarding the election of Trustees.

Persons named in the accompanying proxy card intend in the absence of contrary instructions to vote all proxies for the election of the nominees listed below:

Schroder Series Trust	Schroder Global Series Trust
Interested Trustee Catherine A. Mazza	Interested Trustee Catherine A. Mazza
Disinterested Trustees William L. Means James D. Vaughn	Disinterested Trustees Peter E. Guernsey William L. Means James D. Vaughn

The Board of Trustees of each Trust has determined to submit to shareholders each of the nominees for election as Trustee as indicated above. Messrs. Peter E. Guernsey, William L. Means, and James D. Vaughn are current Trustees of Schroder Series Trust. Ms. Catherine A. Mazza and Mr. James D. Vaughn are current Trustees of Schroder Global Series Trust.

Each nominee, if elected, will serve until he or she retires, resigns, is removed or dies or until his or her successor is elected and qualified. Each of the persons named above has consented to be named in this proxy statement and to serve as a Trustee of each Trust if approved. The approval of each Trustee of Schroder Series Trust will require the affirmative vote of a plurality of the votes of Schroder Series Trust shareholders cast at the Meeting. The approval of each Trustee of Schroder Global Series Trust will require the affirmative vote of a plurality of the votes of Schroder Global Series Trust shareholders cast at the Meeting. The Trustees have no reason to believe that any of the nominees will become unavailable to serve as a Trustee. If, however, any of the nominees become unavailable to serve before the Meeting, then the proxy cards will be voted for such persons as the Trustees may recommend.

Trustees’ Recommendation: The Trustees of Schroder Series Trust recommend that shareholders of Schroder Series Trust vote FOR Proposal I.

The Trustees of Schroder Global Series Trust recommend that shareholders of Schroder Global Series Trust vote FOR Proposal I.

Information Concerning Trustees and Nominees

Nominees for Trustee

The following table sets forth certain information concerning the nominees for Trustee of both Trusts. Two of the three nominees for Trustee of Schroder Series Trust, Messrs. Means and Vaughn, are current Trustees of Schroder Series Trust. Two of the four nominees for Trustee of Schroder Global Series Trust, Ms. Mazza and Mr. Vaughn, are current Trustees of Schroder Global Series Trust. If Ms. Mazza is elected as a Trustee of the Trusts at the Meeting, then the Board of Trustees of each Trust has voted to appoint Ms. Mazza as Chairman of the applicable Board. Also, effective November 1, 2006, Ms. Mazza will become a Trustee and Chairman of the Board of Trustees of Schroder Capital Funds (Delaware), a trust in the same family of investment companies as the Trusts.

Name, Age and Address of Trustee	Trust(s) for which Trustee Currently Serves as Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Series in Fund Complex Overseen by Trustee*	Other Directorships Outside of the Schroders Fund Complex**
Disinterested Trustees***
Peter E. Guernsey, 85 875 Third Avenue, 22nd Fl. New York, NY 10022	Schroder Series Trust	Trustee	Indefinite Since 1993	Trustee of Schroder Series Trust and Schroder Capital Funds (Delaware). Retired. Formerly, Senior Vice President, Marsh & McLennan, Inc. (insurance services).	11	None
William L. Means, 70 875 Third Avenue, 22nd Fl. New York, NY 10022	Schroder Series Trust	Trustee	Indefinite Since 1997	Trustee of Schroder Series Trust and Schroder Capital Funds (Delaware). Retired.	11	None
James D. Vaughn, 61 875 Third Avenue, 22nd Fl. New York, NY 10022	Schroder Series Trust and Schroder Global Series Trust	Trustee	Indefinite Since 2003 (Schroder Series Trust) and since December 2003 (Schroder Global Series Trust)	Trustee and Chairman of the Audit Committee of Schroder Series Trust, Schroder Capital Funds (Delaware) and Schroder Global Series Trust. Retired. Formerly, Managing Partner, Deloitte & Touche USA, LLP-Denver.	11	AMG National Trust Bank
Interested Trustee****
Catherine A. Mazza, 46 875 Third Avenue, 22nd Fl. New York, NY 10022	Schroder Global Series Trust	Trustee	Indefinite Since 2003	Trustee of Schroder Global Series Trust; Senior Vice President, Schroders; President and Director, Schroder Fund Advisors. Formerly, President and Chief Executive Officer, Schroder Capital Funds (Delaware) and Schroder Series Trust.	11	None

*	Includes all series that the nominees will oversee if elected.

**	The ‘‘Fund Complex’’ is considered to include the Trusts and Schroder Capital Funds (Delaware) for these purposes.

***	These nominees are not ‘‘interested persons’’ (as defined in the 1940 Act) of the applicable Trust(s).

****	Ms. Mazza is an ‘‘interested person’’ (as defined in the 1940 Act) of each Trust. She is an ‘‘interested person’’ due to her status as an officer and employee of Schroders and its affiliates.

Other Current Trustees

The following table sets forth information concerning the current Trustees of the Trusts who are not nominees for Trustee. Messrs. David N. Dinkins, John I. Howell, Clarence F. Michalis and Hermann C. Schwab for Schroder Series Trust and Messrs. Howell and Michalis for Schroder Global Series Trust, are expected to resign as Trustees effective October 31, 2006. Mr. Peter L. Clark is also expected to retire as Trustee of Schroder Series Trust, as well as Schroder Capital Funds (Delaware), effective October 31, 2006 (he is not currently a Trustee of Schroder Global Series Trust). Mr. Peter S. Knight is also currently a Trustee of Schroder Series Trust and Schroder Global Series Trust and will continue as a Trustee of the Trusts after the Meeting.

Name, Age and Address of Trustee	Trust(s) for which Trustee Currently Serves as Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Series in Fund Complex Overseen by Trustee	Other Directorships Outside of the Schroders Fund Complex*
Disinterested Trustees**
David N. Dinkins, 79 875 Third Avenue, 22nd Fl. New York, NY 10022	Schroder Series Trust	Trustee	Indefinite Since 1994	Trustee of Schroder Series Trust and Schroder Capital Funds (Delaware); Professor, Columbia School of International and Public Affairs.	10	None
John I. Howell, 89 875 Third Avenue, 22nd Fl. New York, NY 10022	Schroder Series Trust and Schroder Global Series Trust	Trustee	Indefinite Since 1975 (Schroder Series Trust) and since July 2003 (Schroder Global Series Trust)	Trustee and Lead Disinterested Trustee of Schroder Series Trust, Schroder Capital Funds (Delaware) and Schroder Global Series Trust; Private Consultant, Indian Rock Corporation (individual accounting).	11	American Life Assurance Co. of New York; United States Life Assurance Co. of the City of New York; First SunAmerica Life Insurance Co.
Peter S. Knight, 55 875 Third Avenue, 22nd Fl. New York, NY 10022	Schroder Series Trust and Schroder Global Series Trust	Trustee	Indefinite Since 1993 (Schroder Series Trust) and since July 2003 (Schroder Global Series Trust)	Trustee of Schroder Series Trust, Schroder Capital Funds (Delaware) and Schroder Global Series Trust; Director, Schroder Japanese Long/Short Fund; Director, Schroder Credit Renaissance Fund, LP; Director, Schroder Alternative Strategies Fund; President, Generation Investment Management U.S. Formerly, Managing Director, MetWest Financial (financial services); President, Sage Venture Partners (investing); Partner, Wunder, Knight, Forcsey & DeVierno (law firm).	11	Medicis; PAR Pharmaceuticals; Entremed; and Generation Investment Management Global Equity Fund LLP.

Name, Age and Address of Trustee	Trust(s) for which Trustee Currently Serves as Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Series in Fund Complex Overseen by Trustee	Other Directorships Outside of the Schroders Fund Complex*
Clarence F. Michalis, 84 875 Third Avenue, 22nd Fl. New York, NY 10022	Schroder Series Trust and Schroder Global Series Trust	Trustee	Indefinite Since 1969 (Schroder Series Trust) and since July 2003 (Schroder Global Series Trust)	Trustee of Schroder Series Trust, Schroder Capital Funds (Delaware) and Schroder Global Series Trust. Retired. Formerly, Chairman of the Board of Directors, Josiah Macy, Jr., Foundation.	11	None
Hermann C. Schwab, 86 875 Third Avenue, 22nd Fl. New York, NY 10022	Schroder Series Trust	Trustee	Indefinite Since 1969	Trustee of Schroder Series Trust and Schroder Capital Funds (Delaware). Retired.	10	None
Interested Trustee***
Peter L. Clark, 42 875 Third Avenue, 22nd Fl. New York, NY 10022	Schroder Series Trust	Trustee and Chairman	Indefinite Since 2003	Trustee and Chairman of Schroder Series Trust and Schroder Capital Funds (Delaware); Director and Chairman, Schroders. Formerly, Chief Executive Officer, Schroders; Managing Director and Head of Emerging Markets, JP Morgan/JP Morgan Investment Management; Vice President and Head of Proprietary Trading, JP Morgan.	11	None

*	The ‘‘Fund Complex’’ is considered to include the Trusts and Schroder Capital Funds (Delaware) for these purposes.

**	This Trustee is not an ‘‘interested person’’ (as defined in the 1940 Act) of each Trust.

***	Mr. Clark is an ‘‘interested person’’ (as defined in the 1940 Act) of Schroder Series Trust. He is an ‘‘interested person’’ due to his status as an officer and employee of Schroder and its affiliates.

Other Trustee and Nominee Information

Based on the information furnished by each Trustee as of September 1, 2006, neither any Disinterested Trustee nor any immediate family member of any Disinterested Trustee owned any securities of the adviser of the Trusts, or any of its affiliates, as of such date.

Each Board of Trustees held four meetings during the fiscal year ended October 31, 2005. Each current Trustee of each Trust attended at least seventy-five percent of the aggregate number of meetings of the Board of Trustees and each current Trustee of each Trust attended at least seventy-five percent of the aggregate number of meetings of any Committee of which he or she was a member. Trustees may but are not required to attend shareholder meetings.

Each Board of Trustees has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which is responsible for reviewing financial and accounting matters. Each Board of Trustees has an Audit

Committee composed of all of the Trustees that are not ‘‘interested persons’’ (as defined in the 1940 Act) of the applicable Trust (the ‘‘Disinterested Trustees’’) (Messrs. Dinkins, Guernsey, Howell, Knight, Means, Michalis, Schwab and Vaughn for Schroder Series Trust and Messrs. Howell, Knight, Michalis, and Vaughn for Schroder Global Series Trust). The Audit Committees provide oversight with respect to the internal and external accounting and auditing procedures of the Trusts and, among other things, consider the selection of an independent registered public accounting firm for each Trust (‘‘independent accountants’’), determine the scope of the audits, approve all audit and permitted non-audit services proposed to be performed by those independent accountants on behalf of the Trusts, and consider other services provided by those independent accountants to the Trusts, Schroders and its affiliates, and the possible effect of those services on the independence of those independent accountants. Each Audit Committee met four times during the fiscal year ended October 31, 2005.

Each Board of Trustees has a Nominating Committee, which is responsible for recommending individuals to the Board of each Trust for nomination as members of such Board. Each Nominating Committee identifies individuals qualified to serve as Trustees, recommends individuals to be appointed to the applicable Trust's Board or to be proposed as nominees for election by shareholders, and sets standards or qualifications for service on the Boards of Trustees. The Nominating Committees consider a wide variety of factors in evaluating Trustee candidates, including but not limited to, the individual's availability and commitment to attend meetings and perform his or her responsibilities, relevant industry and related experience, educational background, financial expertise, an assessment of his or her ability, judgment and expertise, and the overall diversity of the Board's composition. All of the Disinterested Trustees (Messrs. Dinkins, Guernsey, Howell, Knight, Means, Michalis, Schwab and Vaughn for Schroder Series Trust and Messrs. Howell, Knight, Michalis and Vaughn for Schroder Global Series Trust) serve on the applicable Trust’s Nominating Committee. Each Nominating Committee will consider nominees properly submitted by shareholders on the same basis as it considers candidates recommended by other sources. Nominee recommendations may be submitted by shareholders to the Clerk of each Trust at the Trust’s principal business address. Shareholder recommendations must be delivered to or mailed and received not less than 45 days nor more than 75 days prior to the Board meeting at which the nominee would be elected. Neither Nominating Committee met during the fiscal year ended October 31, 2005. The Nominating Committees of each Trust met on September 12, 2006 and voted to recommend Ms. Mazza and Messrs. Means and Vaughn for Trustee of Schroder Series Trust and Messrs. Guernsey, Means and Vaughn and Ms. Mazza for Trustee of Schroder Global Series Trust. Additional information regarding Nominating Committee procedures is available in the Nominating Committee's Charter attached as Exhibit A.

Officers of the Trusts

The following table sets forth certain information concerning the Trusts’ officers. The officers of the Trusts are employees of the Trusts’ adviser and certain of its affiliates.

Name, Age and Address of Officer	Trust(s) for which Officer Currently Serves as an Officer	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Peter L. Clark, 42 875 Third Avenue, 22nd Fl. New York, NY 10022	Schroder Series Trust	Trustee and Chairman	Indefinite Since 2003	Trustee and Chairman, Schroder Series Trust and Schroder Capital Funds (Delaware); Director and Chairman, Schroders. Formerly, Chief Executive Officer, Schroders; Managing Director and Head of Emerging Markets, JP Morgan/JP Morgan Investment Management; Vice President and Head of Proprietary Trading, JP Morgan.
Mark A. Hemenetz, 50 875 Third Avenue, 22nd Fl. New York, NY 10022	Schroder Series Trust and Schroder Global Series Trust	President and Principal Executive Officer	Indefinite Since 2004	Chief Operating Officer, Director and Executive Vice President, Schroders; Chairman and Director, Schroder Fund Advisors; President and Principal Executive Officer, Schroder Series Trust, Schroder Global Series Trust and Schroder Capital Funds (Delaware). Formerly, Executive Vice President and Director of Investment Management, Bank of New York.
Alan M. Mandel, 49 875 Third Avenue, 22nd Fl. New York, NY 10022	Schroder Series Trust and Schroder Global Series Trust	Treasurer and Principal Financial and Accounting Officer	Indefinite Since 1998 (Schroder Series Trust) and since 2003 (Schroder Global Series Trust)	First Vice President, Schroders; Chief Operating Officer, Treasurer and Director, Schroder Fund Advisors; Treasurer and Principal Financial and Accounting Officer, Schroder Series Trust, Schroder Global Series Trust and Schroder Capital Funds (Delaware).
Carin F. Muhlbaum, 44 875 Third Avenue, 22nd Fl New York, NY 10022	Schroder Series Trust and Schroder Global Series Trust	Vice President and Clerk	Indefinite Vice President since 1998; Clerk since 2001 (Schroder Series Trust); Vice President and Clerk since 2003 (Schroder Global Series Trust)	Executive Vice President, General Counsel and Chief Administrative Officer, Schroders; Director, Senior Vice President, Secretary and General Counsel, Schroder Fund Advisors; Vice President and Secretary/Clerk, Schroder Series Trust, Schroder Global Series Trust and Schroder Capital Funds (Delaware).
Stephen M. DeTore, 55 875 Third Avenue, 22nd Fl New York, NY 10022	Schroder Series Trust and Schroder Global Series Trust	Chief Compliance Officer	Indefinite Since 2005	Senior Vice President and Chief Compliance Officer, Schroders; Senior Vice President and Director, Schroder Fund Advisors; Chief Compliance Officer, Schroder Series Trust, Schroder Global Series Trust and Schroder Capital Funds (Delaware). Formerly, Deputy General Counsel, Gabelli Asset Management, Inc.; Associate General Counsel, Gabelli Asset Management, Inc.; Assistant Director, Office of Examination Support, U.S. Securities and Exchange Commission.
Angel Lanier, 43 875 Third Avenue, 22nd Flr. New York, NY 10022	Schroder Series Trust and Schroder Global Series Trust	Assistant Secretary	Indefinite Since 2005	Assistant Vice President, Schroders; Assistant Vice President, Schroder Fund Advisors; Assistant Secretary/Clerk, Schroder Series Trust, Schroder Global Series Trust and Schroder Capital Funds (Delaware). Formerly, Associate, Schroders.

Transactions with and Remuneration of Officers and Trustees

Trustees who are not employees of Schroders or its affiliates receive an annual retainer of $11,000 for their services as Trustees of all open-end investment companies distributed by Schroder Fund Advisors, and $1,250 per meeting attended in person or $500 per meeting attended by telephone. Members of an Audit Committee for one or more of such investment companies receive an additional $1,000 per year. Payment of the annual retainer is allocated among such investment companies based on their relative net assets. Payments of meeting fees are allocated only among those investment companies to which the meeting relates.

The following table sets forth information regarding compensation received by Disinterested Trustees from each Trust and from the ‘‘Fund Complex’’ (considered to include the Trusts and Schroder Capital Funds (Delaware)) for the fiscal year ended October 31, 2005. In each case, the Disinterested Trustees receive no pension or retirement benefits. (Interested Trustees who are employees of Schroders or its affiliates and officers of the Trust receive no compensation from the Trust and are compensated in their capacities as employees of Schroders and its affiliates):

Name of Trustee	Aggregate Compensation from Schroder Series Trust	Aggregate Compensation from Schroder Global Series Trust	Total Compensation from Trust and Fund Complex Paid to Trustees
David N. Dinkins	$12,615	N/A	$20,080
Peter E. Guernsey	$12,615	N/A	$20,080
John I. Howell	$5,091	$11,805	$20,080
Peter S. Knight	$4,591	$10,235	$17,750
William L. Means	$12,565	N/A	$20,000
Clarence F. Michalis	$5,091	$11,805	$20,080
Hermann C. Schwab	$12,615	N/A	$20,080
James D. Vaughn	$5,040	$11,805	$20,000

The Trusts enacted a retirement plan on March 7, 2006. The retirement plan provides for a mandatory retirement age of 75 for Trustees. Any existing Trustee of a Trust who is currently over the age of 75 can retire on October 31, 2006 and be granted Emeritus status or remain a Trustee until October 31, 2008. The Disinterested Trustees who are expected to retire on October 31, 2006, Messrs. Dinkins, Howell, Michalis, and Schwab from Schroder Series Trust and Messrs. Howell and Michalis from Schroder Global Series Trust, will become Trustees Emeritus of the respective Trust. Trustees Emeritus will each receive an annual stipend through October 31, 2008 of $15,000. Mr. Clark, an Interested Trustee, is expected to resign on October 31, 2006, but will not become a Trustee Emeritus of Schroder Series Trust (he is not a Trustee of Schroder Global Series Trust).

Certain Affiliations

The following table lists the positions held by the Trusts’ officers and any Interested Trustees with affiliated persons or principal underwriters of the Trusts:

Name	Positions Held with Affiliated Persons or Principal Underwriters of the Trusts
Peter L. Clark	Trustee and Chairman, Schroder Series Trust and Schroder Capital Funds (Delaware); Director and Chairman, Schroders. Formerly, Chief Executive Officer, Schroders; Managing Director and Head of Emerging Markets, JP Morgan/JP Morgan Investment Management; Vice President and Head of Proprietary Trading, JP Morgan.
Mark A. Hemenetz	President, Schroder Series Trust, Schroder Global Series Trust and Schroder Capital Funds (Delaware); Chief Operating Officer, Director and Executive Vice President, Schroders; Chairman and Director, Schroder Fund Advisors.
Alan M. Mandel	First Vice President, Schroders; Chief Operating Officer, Treasurer and Director, Schroder Fund Advisors; Treasurer and Principal Financial and Accounting Officer, Schroder Series Trust, Schroder Global Series Trust, and Schroder Capital Funds (Delaware).
Carin F. Muhlbaum	Senior Vice President, General Counsel, and Chief Administrative Officer, Schroders; Director, Senior Vice President, Secretary and General Counsel, Schroder Fund Advisors; Vice President and Secretary/Clerk, Schroder Global Series Trust, Schroder Capital Funds (Delaware) and Schroder Series Trust.
Stephen M. DeTore	Senior Vice President and Chief Compliance Officer, Schroders; Senior Vice President and Director, Schroder Fund Advisors; Chief Compliance Officer, Schroder Global Series Trust, Schroder Capital Funds (Delaware) and Schroder Series Trust.
Angel Lanier	Assistant Vice President, Schroders; Assistant Vice President, Schroder Fund Advisors; Assistant Secretary/Clerk, Schroder Global Series Trust, Schroder Capital Funds (Delaware) and Schroder Series Trust.
Catherine A. Mazza	Trustee of Schroder Global Series Trust; Senior Vice President, Schroders; President and Director, Schroder Fund Advisors.

No Trustee of the Trusts has a material interest, direct or indirect, in any material transactions since the beginning of the most recently completed fiscal year, or in any material proposed transactions, to which the adviser of the Trusts, any parent or subsidiary of the adviser, or any subsidiary of the parent of such entities was or is to be a party.

Securities Ownership

For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in a Fund in the applicable Trust(s) and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Trusts’ family of investment companies, as of September 1, 2006.

Name of Trustee	Series	Dollar Range of Equity Securities in Series	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
		Ranges:	Ranges:
		None $1-$10,000 $10,001-$50,000 $50,001-$100,000 Over $100,000	None $1-$10,000 $10,001-$50,000 $50,001-$100,000 Over $100,000
Disinterested Trustees
David N. Dinkins			$10,001-$50,000
	Emerging Market Equity Fund	None
	International Diversified Value Fund	None
	U.S. Small and Mid Cap Opportunities Fund	None
	Enhanced Income Fund	None
	Strategic Bond Fund	None
	Total Return Fixed Income Fund	None
	Municipal Bond Fund	None
	Short-Term Municipal Bond Fund	None
Peter E. Guernsey			None
	Emerging Market Equity Fund	None
	International Diversified Value Fund	None
	U.S. Small and Mid Cap Opportunities Fund	None
	Enhanced Income Fund	None
	Strategic Bond Fund	None
	Total Return Fixed Income Fund	None
	Municipal Bond Fund	None
	Short-Term Municipal Bond Fund	None
	North American Equity Fund	None
John I. Howell			$10,001-$50,000
	Emerging Market Equity Fund	None
	International Diversified Value Fund	None
	U.S. Small and Mid Cap Opportunities Fund	None
	Enhanced Income Fund	None
	Strategic Bond Fund	None
	Total Return Fixed Income Fund	None
	Municipal Bond Fund	None
	Short-Term Municipal Bond Fund	None
	North American Equity Fund	None
Peter S. Knight			None
	Emerging Market Equity Fund	None
	International Diversified Value Fund	None
	U.S. Small and Mid Cap Opportunities Fund	None
	Enhanced Income Fund	None
	Strategic Bond Fund	None
	Total Return Fixed Income Fund	None
	Municipal Bond Fund	None
	Short-Term Municipal Bond Fund	None
	North American Equity Fund	None

Name of Trustee	Series	Dollar Range of Equity Securities in Series	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
William L. Means			$1-$10,000
	Emerging Market Equity Fund	None
	International Diversified Value Fund	None
	U.S. Small and Mid Cap Opportunities Fund	None
	Enhanced Income Fund	None
	Strategic Bond Fund	None
	Total Return Fixed Income Fund	None
	Municipal Bond Fund	None
	Short-Term Municipal Bond Fund	None
	North American Equity Fund	None
Clarence F. Michalis			Over $100,000
	Emerging Market Equity Fund	None
	International Diversified Value Fund	None
	U.S. Small and Mid Cap Opportunities Fund	None
	Enhanced Income Fund	None
	Strategic Bond Fund	None
	Total Return Fixed Income Fund	None
	Municipal Bond Fund	None
	Short-Term Municipal Bond Fund	None
	North American Equity Fund	None
Hermann C. Schwab			None
	Emerging Market Equity Fund	None
	International Diversified Value Fund	None
	U.S. Small and Mid Cap Opportunities Fund	None
	Enhanced Income Fund	None
	Strategic Bond Fund	None
	Total Return Fixed Income Fund	None
	Municipal Bond Fund	None
	Short-Term Municipal Bond Fund	None
James D. Vaughn			Over $100,000
	Emerging Market Equity Fund	None
	International Diversified Value Fund	None
	U.S. Small and Mid Cap Opportunities Fund	None
	Enhanced Income Fund	None
	Strategic Bond Fund	None
	Total Return Fixed Income Fund	None
	Municipal Bond Fund	None
	Short-Term Municipal Bond Fund	None
	North American Equity Fund	None
Interested Trustees
Peter L. Clark			$10,001-$50,000
	Emerging Market Equity Fund	None
	International Diversified Value Fund	None
	U.S. Small and Mid Cap Opportunities Fund	None
	Enhanced Income Fund	None
	Strategic Bond Fund	None
	Total Return Fixed Income Fund	None
	Municipal Bond Fund	None
	Short-Term Municipal Bond Fund	None
	North American Equity Fund	None

Name of Trustee	Series	Dollar Range of Equity Securities in Series	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Catherine A. Mazza			$50,001-$100,000
	Emerging Market Equity Fund	None
	International Diversified Value Fund	None
	U,S, Small and Mid Cap Opportunities Fund	None
	Enhanced Income Fund	None
	Strategic Bond Fund	None
	Total Return Fixed Income Fund	None
	Municipal Bond Fund	None
	Short-Term Municipal Bond Fund	None
	North American Equity Fund	None

*	For these purposes, the Trusts and Schroder Capital Funds (Delaware) are considered part of the same ‘‘Family of Investment Companies.’’

As of September 1, 2006, no Disinterested Trustee or immediate family member of a Disinterested Trustee of a Trust owned beneficially any class of securities of an adviser or principal underwriter of the applicable Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an adviser or principal underwriter of such Trust.

Independent Registered Public Accounting Firm

The Boards of Trustees of each Trust have selected PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103, as the independent registered public accounting firm for each Fund’s current fiscal year. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting.

PricewaterhouseCoopers LLP billed Schroder Series Trust aggregate fees for services rendered to Schroder Series Trust for the last two fiscal years as follows:

Schroder Series Trust	October 31, 2005			October 31, 2004
	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
Audit Fees	$97,000	N/A	$0	$48,000	N/A	$0
Audit-Related Fees (1)	$0	$0	$81,005	$0	$0	$167,000
Tax Fees (2)	$10,000	$0	$0	$4,400	$0	$0
All Other Fees	$0	$0	$0	$0	$0	$0

Notes:

(1)	Performance verification services rendered to Schroders to ensure conformity with CFA Institute performance standards.

(2)	Tax return preparation fees.

PricewaterhouseCoopers LLP billed Schroder Global Series Trust aggregate fees for services rendered to Schroder Global Series Trust for the last three fiscal years as follows:

Schroder Global Series Trust	October 31, 2005			April 30, 2005 (1)			April 30, 2004
	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
Audit Fees	$31,900	N/A	$0	$37,800	N/A	$0	$44,000	N/A	$0
Audit-Related Fees (2)	$0	$0	$81,005	$0	$0	$167,800	$0	$0	$125,000
Tax Fees (3)	$2,200	$0	$0	$3,250	$0	$0	$3,000	$0	$0
All Other Fees	$0	$0	$0	$0	$0	$0	$0	$0	$0

Notes:

(1)	Schroder Global Series Trust's fiscal year end was changed from April 30 to October 31 on May 10, 2005.

(2)	Performance verification services rendered to Schroders to ensure conformity with CFA Institute performance standards.

(3)	Tax return preparation fees.

The Audit Committee of each Trust pre-approves, to the extent required by applicable regulations (including paragraph (c)(7) of Rule 2-01 of Regulation S-X), (i) all audit and permitted non-audit services rendered by the independent accountants to such Trust and (ii) all non-audit services rendered by the independent accountants to such Trust's adviser and to certain affiliates of the adviser. None of the audit-related fees, tax fees, or all other fees shown in the tables above with respect to either Trust were provided pursuant to the waiver of pre-approval requirement set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The following table presents the amount PricewaterhouseCoopers LLP billed for aggregate non-audit fees in each of the last two fiscal years to Schroder Series Trust, Schroders, and any entity controlling, controlled by, or under common control with Schroders that provides ongoing services to the Trust:

	Non-Audit Fees
	October 31, 2005	October 31, 2004
Schroder Series Trust	$91,005	$171,400

The following table presents the amount PricewaterhouseCoopers LLP billed for aggregate non-audit fees in each of the last three fiscal years to Schroder Global Series Trust, Schroders, and any entity controlling, controlled by, or under common control with Schroders that provides ongoing services to the Trust:

	Non-Audit Fees
	October 31, 2005	April 30, 2005 (1)	April 30, 2004
Schroder Global Series Trust	$82,305	$171,050	$128,000

Note:

(1)	Schroder Global Series Trust's fiscal year end was changed from April 30 to October 31 on May 10, 2005.

Shareholder Communications

Shareholders may send communications to the Boards of Trustees. Shareholders should send communications intended for the Trustees by addressing the communication directly to the Trustees (or individual Trustees) and/or otherwise clearly indicating in the salutation that the communication is for the Trustees (or individual Trustees) and by sending the communication to either the applicable Trust’s office or directly to such Trustees at the address specified for each Trustee above. The President of the applicable Trust shall either provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled meeting or forward the communication to the Trustees promptly after receipt or may, in good faith, determine that the shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in any constituent series of the Trust or is otherwise immaterial in nature. Other shareholder communications received by the Trusts not directly addressed and sent to the Trustees will be reviewed and generally responded to by management, and will be forwarded to the Trustees only at management’s discretion based on the matters contained therein.

Required Vote

Approval of Proposal I with respect to Schroder Series Trust requires the affirmative vote of shareholders owning of record a plurality of Schroder Series Trust’s shares voting at a meeting of shareholders. Approval of Proposal I with respect to Schroder Global Series Trust requires the affirmative vote of shareholders owning of record a plurality of Schroder Global Series Trust’s shares voting at a meeting of shareholders.

II.   MISCELLANEOUS

Share Ownership Information

To the knowledge of each Trust, as of September 21, 2006, the Trustees of each Trust and the directors and officers of each Trust, as a group, owned less than 1% of the outstanding shares of each series of such Trust.

To the knowledge of the applicable Trust, as of September 21, 2006, no other person owned of record or beneficially more than 5% of the outstanding shares of any of the series in such Trust, except as set forth below.

Schroder Series Trust

Investor Shares:

Record or Beneficial Owner	Number of Shares	Percentage of Outstanding Investor Shares Owned
Schroder Emerging Market Equity Fund
Schroder US Holdings Inc 22 Church St Hamilton Bermuda HM11	900,000.0000	89.01%
Bear Stearns Securities Corp. FBO 720-63768-29 1 Metrotech Center North Brooklyn NY 11201-3870	111,112.0000	10.99%
Schroder International Diversified Value Fund
Schroder US Holdings Inc 22 Church St Hamilton Bermuda HM11	900,000.0000	100.00%
Schroder U.S. Small and Mid Cap Opportunities Fund
Schroder US Holdings Inc 22 Church St Hamilton Bermuda HM11	50,000.0000	7.37%

Record or Beneficial Owner	Number of Shares	Percentage of Outstanding Investor Shares Owned
Balsa & Co. (Div Reinvest) 717 Harwood 3rd Floor TX1-2618 Dallas TX 75210	617,836.3310	91.06%
Schroder Enhanced Income Fund
Schroder US Holdings Inc 22 Church St Hamilton Bermuda HM11	10,553,587.4440	97.47%
Schroder Strategic Bond Fund
Schroder US Holdings Inc 22 Church St Hamilton Bermuda HM11	1,900,000.0000	100.00%
Schroder Total Return Fixed Income Fund
Brown Brothers Harriman & Co Cust FBO 5832258 Reinvest 525 Washington Blvd Jersey City NJ 07310-1606	164,476.9570	7.44%
Schroder US Holdings Inc 22 Church St Hamilton Bermuda HM11	969,196.2980	43.83%
Local 6 Club Employees Pen Fund 709 Eighth Ave 3rd Fl New York NY 10036-7102	1,040,602.2420	47.06%
Schroder Municipal Bond Fund
National Financial Svcs Corp For Exclusive Benefit of Customers Attn: Mutual Funds Dept 5th Fl 200 Liberty Street 1 World Financial Center New York NY 10281-1003	1,837,500.2010	8.22%
Charles Schwab & Co Inc Special Custody Account For the Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco CA 94104-4151	9,956,660.6920	44.55%
PFPC Wrap Services FBO Morningstar MP Clients 760 Moore Rd King of Prussia PA 19406-1212	4,800,444.0630	21.48%

Record or Beneficial Owner	Number of Shares	Percentage of Outstanding Investor Shares Owned
Prudential Investment Mgmt Service FBO Mutual Fund Clients Attn: Pruchoice Unit Mail Stop 194-201 194 Wood Ave S Iselin NJ 08830-2710	3,084,590.9550	13.80%
Schroder Short-Term Municipal Bond Fund
National Financial Svcs Corp For Exclusive Benefit of Customers Attn: Mutual Funds Dept 5th Fl 200 Liberty Street 1 World Financial Center New York NY 10281-1003	1,906,201.2610	10.56%
Charles Schwab & Co Incspecial Custody Account For the Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco CA 94104-4151	10,970,844.7420	60.76%
Saxon & Co. FBO 40-40-090-9999464 PO BOX 7780-1888 Philadelphia PA 19182-0001	3,354,810.5810	18.58%

Advisor Shares:

Record or Beneficial Owner	Number of Shares	Percentage of Outstanding Advisor Shares Owned
Schroder Emerging Market Equity Fund
Schroder US Holdings Inc 22 Church St Hamilton Bermuda HM11	100,000.0000	100.00%
Schroder International Diversified Value Fund
Schroder US Holdings Inc 22 Church St Hamilton Bermuda HM11	100,000.0000	100.00%
Schroder U.S. Small and Mid Cap Opportunities Fund
Schroder US Holdings Inc 22 Church St Hamilton Bermuda HM11	50,000.0000	100.00%
Schroder Enhanced Income Fund
Schroder US Holdings Inc 22 Church St Hamilton Bermuda HM11	106,348.0770	96.44%

Record or Beneficial Owner	Number of Shares	Percentage of Outstanding Advisor Shares Owned
Schroder Strategic Bond Fund
Schroder US Holdings Inc 22 Church St Hamilton Bermuda HM11	100,000.0000	100.00%
Schroder Total Return Fixed Income Fund
Schroder US Holdings Inc 22 Church St Hamilton Bermuda HM11	107,052.5880	100.00%
Schroder Municipal Bond Fund
National Financial Svcs Corp for Exclusive Benefit of Customers Attn: Mutual Funds Dept 5th Fl 200 Liberty Street 1 World Financial Center New York NY 10281-1003	118,504.6830	8.31%
Charles Schwab & Co Inc Special Custody Account For the Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco CA 94104-4151	722,237.2670	50.64%
Schroder Short-Term Municipal Bond Fund
National Financial Svcs Corp For Exclusive Benefit of Customers Attn: Mutual Funds Dept 5th Fl 200 Liberty Street 1 World Financial Center New York NY 10281-1003	30,501.1820	7.65%
Charles Schwab & Co Inc Special Custody Account For the Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco CA 94104-4151	183,339.9490	46.00%
Pershing LLC P O Box 2052 Jersey City NJ 07303-2052	72,936.7570	18.30%
Pershing LLC P O Box 2052 Jersey City NJ 07303-2052	26,945.5260	6.76%
Pershing LLC P O Box 2052 Jersey City NJ 07303-2052	51,142.3640	12.83%

Schroder Global Series Trust

Investor Shares:

Record or Beneficial Owner	Number of Shares	Percentage of Outstanding Investor Shares Owned
Schroder North American Equity Fund
Egger & Co FBO P 57861 c/o JPMorgan Chase Bank Attn Mutual Funds Unit 14201 Dallas Parkway Dallas TX 75254-2916	27,945,430.7410	27.86%
Egger & Co FBO P 84079 c/o JPMorgan Chase Bank Attn Mutual Funds Unit 14201 Dallas Parkway Dallas TX 75254-2916	29,034,110.3150	28.94%
Northern Trust as Custodian FBO Hampshire County Council Pension Fund A/C# 17-29190 PO Box 92956 Chicago IL 60675-2956	15,489,463.8980	15.44%
State Street Nominees Ltd FBO Nottinghamshire County Council A/C 2CM5 525 Ferry Rd Edinburgh EH5 2AW	7,703,209.0190	7.68%

Advisor Shares:

Record or Beneficial Owner	Number of Shares	Percentage of Outstanding Advisor Shares Owned
Schroder North American Equity Fund
Schroder Investment Management North America Inc Attn Alan Mandel 875 3rd Ave Fl 22 New York NY 10022-7253	8,445.9460	100.00%

Quorum

Thirty percent of the shares of each Trust entitled to vote, present in person or represented by proxy, shall constitute a quorum for purposes of voting for the election of Trustees of each Trust.

Officers and Directors of the Adviser

The following people serve as principal executive officers and directors of Schroders:

Name	Position	Address	Principal Occupation
Peter L. Clark	Director	875 Third Avenue, 22nd Floor, New York, New York 10022	Director, Schroders
Jamie Dorrien-Smith	Chief Executive Officer	31 Gresham Street, London	Chief Executive Officer, Schroders; Head of Distribution for Schroders in North America
Mark A. Hemenetz	Chief Operating Officer and Director	875 Third Avenue, 22nd Floor, New York, New York 10022	Chief Operating Officer, Director, and Executive Vice President, Schroders
Roger Goodchild	Director	31 Gresham Street, London	Chief Financial Officer, Schroders; Responsible for Finance in the Investment Division of Schroder Investment Management Inc.
Virginie Maisonneuve	Director	31 Gresham Street, London	Head of EAFE, Schroder Investment Management Limited
Alan Brown	Director	31 Gresham Street, London	Head of Investment, Schroder Investment Management Inc.
Stephen M. DeTore	Director	875 Third Avenue, 22nd Floor, New York, New York 10022	Chief Compliance Officer, Schroders

Principal Shareholders of the Adviser

Schroders is a wholly owned subsidiary of Schroder U.S. Holdings Inc., which is a wholly owned subsidiary of Schroder International Holdings Limited, which is a wholly owned subsidiary of Schroders Administration Limited, which is a wholly owned subsidiary of Schroder Holdings plc, which is a wholly owned subsidiary of Schroders plc, a publicly owned holding company organized under the laws of England. Schroders’ and Schroder U.S. Holdings Inc.’s address is 875 Third Avenue, New York, New York. Schroder International Holdings Limited’s and Schroders Administration Limited’s address is 22 Church Street, Bermuda. Schroder Holdings plc’s and Schroders plc’s address is 31 Gresham Street, London.

Other Business

The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the Trustees’ intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy card(s).

Solicitation of Proxies

In addition to the solicitation of proxies by mail, the Trustees of the Trusts and employees of Schroders or its affiliates may solicit proxies in person, by telephone or over the internet. The Trusts have retained the proxy communications and solicitation advisory firm of D.F. King, 48 Wall Street, 22nd Floor, New York, NY 10005, to aid in the solicitation of proxies. To make voting faster and more convenient for you, the Trusts are offering the option of voting on the internet or by telephone instead of completing and mailing the enclosed applicable proxy card(s). Either method is generally available 24 hours a day, and your vote will be confirmed and posted immediately. If you choose to vote via the internet or by phone, do not mail the proxy card.

Ways To Vote:

•    To vote on the internet

1. Read this proxy statement.

2. Go to website specified on your proxy card.

3. Enter the control number on your proxy card.

4. Follow the instructions on the site.

•    To vote by touch-tone telephone

1. Read this proxy statement.

2. Call the toll-free number specified on your proxy card.

3. Enter the control number on your proxy card.

4. Follow the recorded instructions.

•    To vote by mail

1. Read this proxy statement.

2. Check the appropriate boxes on the proxy card.

3. Sign your name exactly as it appears on the proxy card.

4. Return the proxy card in the envelope provided.

In addition to voting by the internet, touch-tone telephone or mail, you may give your voting instructions over the telephone by calling 1-800-848-3402. A representative of D.F. King will answer your call. When receiving your instructions by telephone, the D.F. King representative is required to ask you for your full name, address, a portion of your social security or employer identification number, title (if the person giving the proxy is authorized to act for an entity, such as a corporation), and to confirm that you have received this proxy statement in the mail. If the information you provide matches the information provided to D.F. King by Schroders, then the D.F. King representative will explain the process. D.F. King is not permitted to recommend to you how to vote, other than to read any recommendations included in this proxy statement. D.F. King will record your instructions and send you a letter or mailgram to confirm your vote. That letter will also ask you to call D.F. King immediately if the confirmation does not reflect your instructions correctly. You may receive a call from a representative of D.F. King if Schroders has not yet received your vote. D.F. King will record all instructions it receives from shareholders by telephone, and the proxies it signs in accordance with those instructions, in accordance with the procedures set forth above. The Trusts believe that those procedures are reasonably designed to determine accurately the shareholder’s identity and voting instructions. You may also choose to attend the Meeting and vote your proxies in person.

However you choose to vote, it is important that you vote to save the expense of additional solicitations. The costs of retaining D.F. King and other expenses incurred in connection with the solicitation of proxies will be borne by the Funds. The anticipated cost associated with the solicitation of proxies by D.F. King for the Proposals is approximately $5,000.

Adjournment

In the event that sufficient votes in favor of the Proposals set forth in the accompanying Notice are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable time after the date set for the original Meeting to permit further solicitation of proxies with respect to the proposal. In addition, if, in the judgment of the persons named as proxies, subsequent developments make it advisable to defer action on the proposals, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable time in order to defer action on the proposals as they deem advisable. Thirty percent of the shares entitled to vote on a particular matter shall be a quorum for the transaction of business on that matter at a shareholders’ meeting; any lesser number shall be sufficient for adjournments, as required by Schroder Series Trust's Agreement and Declaration of Trust and Schroder Global Series Trust's Amended and Restated Agreement and Declaration of Trust (the ‘‘Declarations of Trust’’) and each Trust's Bylaws. The persons named as proxies will vote in favor of such adjournment all shares which those persons are entitled to vote in favor of any nominee. They will vote against any such adjournment all shares represented by proxies that vote against the applicable proposal. The persons named as proxies will abstain from voting on adjournment all shares represented by proxies which have withheld authority from voting on the applicable proposal.

Tabulation of Votes

Votes cast by proxy or in person at the Meeting will be counted by one or more persons appointed by the President of the applicable Trust to act as tellers for the Meeting. The tellers will count the total number of votes cast ‘‘FOR’’ the proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that withhold authority to vote or that reflect ‘‘broker non-votes’’ (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Broker non-votes will have no effect on the election of Trustees or votes on adjournment.

Date for Receipt of Shareholders’ Proposals for Subsequent Meetings of Shareholders

The Trusts' Declarations of Trust do not provide for annual meetings of shareholders, and each Trust does not currently intend to hold such a meeting in 2006. Shareholder proposals for inclusion in the Trusts’ proxy statement for any subsequent meeting must be received by the applicable Trust a reasonable period of time prior to any such meeting.

September 29, 2006

Exhibit A

Schroder Series Trust and Schroder Global Series Trust
Nominating Committee Charter

SCHRODER CAPITAL FUNDS (DELAWARE)
SCHRODER SERIES TRUST
SCHRODER GLOBAL SERIES TRUST

Nominating Committee Charter

(Adopted as of May 11, 2004)

The Board of Trustees (each, a ‘‘Board’’) of each of Schroder Capital Funds (Delaware), Schroder Series Trust and Schroder Global Series Trust (each, a ‘‘Trust’’) has adopted this Charter to govern the activities of the Nominating Committee (the ‘‘Committee’’) of each Board.

Statement of Purposes and Responsibilities

The primary purposes and responsibilities of the Committee are (i) to identify individuals qualified to become a Trustee in the event that a position is vacated or created, and to recommend Trustee appointments to the Board, (ii) to select, or to recommend that the Board select, the Trustee nominees for election at a meeting of shareholders, and (iii) to set any necessary standards or qualifications for service on the Board.

Organization and Governance

The Committee shall be comprised of as many Trustees as the Board shall determine, but in any event not less than two (2) Trustees. The Committee must consist entirely of Trustees who are not ‘‘interested persons’’ of the Trust (‘‘Independent Trustees’’), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. The Board may remove or replace any member of the Committee at any time in its sole discretion.

One or more members of the Committee may be designated by the Board as the Committee's chairman or co-chairman, as the case may be.

The Committee will not have regularly scheduled meetings. Committee meetings shall be held as and when the Committee or the Board determines necessary or appropriate in accordance with the Trust's Bylaws.

Qualifications for Trustee Nominees

The Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate's ability, judgment and expertise and (v) overall diversity of the Board's composition.

Identification of Nominees

In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Trust's current Trustees, (ii) the Trust's officers, (ii) the Trust's investment adviser or any subadviser, (iv) the Trust's shareholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the Trust's expense to identify potential candidates.

Consideration of Candidates Recommended By Shareholders

The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to properly submit a nominee candidate to the Committee. Recommendations not properly submitted in accordance with Appendix A will not be considered by the Committee.

Appendix A

Procedures for Shareholders to Submit Nominee Candidates

(As of May 11, 2004)

A shareholder of any series of a Trust must follow the following procedures in order to properly submit a nominee recommendation for the Committee's consideration.

1.	The shareholder must submit any such recommendation (a ‘‘Shareholder Recommendation’’) in writing to the Trust, to the attention of the Trust's Secretary/Clerk, at the address of the principal executive offices of the Trust.

2.	The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Fund not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Board meeting at which the nominee would be elected.

3.	The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the ‘‘candidate’’); (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the ‘‘Exchange Act’’), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an ‘‘interested person’’ of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an ‘‘interested person,’’ information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder's name as it appears on the Trust's books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust.

PROXY TABULATOR P.O. BOX 859232 BRAINTREE, MA 02185-9232

VOTE VIA THE TELEPHONE		VOTE VIA THE INTERNET		VOTE BY MAIL
1)	Read the Proxy Statement and have this card at hand	1)	Read the Proxy Statement and have this card at hand	1)	Read the Proxy Statement
2)	Call toll-free at 1-866-811-1493 and follow the recorded instructions	2)	Log on to www.mutualfundproxyvote.com and follow the on-screen instructions	2)	Check the appropriate boxes on this proxy card
3)	If you vote via the telephone, you do not need to mail this proxy card	3)	If you vote via the Internet, you do not need to mail this proxy card	3)	Sign and date this proxy card
				4)	Mail your completed proxy card in the enclosed envelope

COMBINED MEETING OF SHAREHOLDERS ON
OCTOBER 31, 2006
PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF SCHRODER SERIES TRUST

The undersigned hereby appoints Mark A. Hemenetz, Alan M. Mandel, and Carin F. Muhlbaum, jointly and severally, as proxies (‘‘Proxies’’), with full power to appoint [his/her] substitute, and hereby authorizes them to represent and to vote, as designated below, all of the interests in Schroder Series Trust (the ‘‘Trust’’) held of record by the undersigned on September 21, 2006 at the Combined Meeting (the ‘‘Meeting’’) of Shareholders of the Trust to be held on October 31, 2006, at 9:00 a.m., Eastern time, at the offices of the Trust at 875 Third Avenue, 22nd Floor, New York, New York and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at such Meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the interests in the Trust covered hereby. I acknowledge receipt of the Notice of Combined Meeting of Shareholders and the Proxy Statement dated September 29, 2006.

Note: Please sign exactly as your name(s) appears on the Proxy. If you are signing this Proxy for a corporation, estate, trust or other fiduciary capacity, for example, as a trustee, please state that capacity or title along with your signature.

Signature	Date

Signature (Joint Owners)	Date

SCHRODER

If this proxy is properly executed and received by the Trust prior to the Meeting, the interests in the Trust represented hereby will be voted in the manner directed on this proxy card. If no directions are given, this proxy will be voted ‘‘FOR’’ the matter set forth on this proxy card, and at the discretion of the Proxies on other matters that may properly come before the Meeting.

Please fill in box (es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:		FOR	WITHHOLD FOR ALL	AUTHORITY EXCEPT
Nominees:	(1) Catherine A. Mazza, (3) William L. Means, (4) James D. Vaughn
List Exceptions:

Mark ‘‘FOR’’ if you wish to vote for all nominees.
Mark ‘‘WITHHOLD AUTHORITY’’ if you wish to withhold authority for all nominees.
Mark ‘‘FOR ALL EXCEPT’’ below and write on the lines below the number(s) of the individual nominee (s) for whom to withhold authority.

PLEASE SIGN ON REVERSE SIDE
SCHRODER

PROXY TABULATOR P.O. BOX 859232 BRAINTREE, MA 02185-9232

VOTE VIA THE TELEPHONE		VOTE VIA THE INTERNET		VOTE BY MAIL
1)	Read the Proxy Statement and have this card at hand	1)	Read the Proxy Statement and have this card at hand	1)	Read the Proxy Statement
2)	Call toll-free at 1-866-811-1493 and follow the recorded instructions	2)	Log on to www.mutualfundproxyvote.com and follow the on-screen instructions	2)	Check the appropriate boxes on this proxy card
3)	If you vote via the telephone, you do not need to mail this proxy card	3)	If you vote via the Internet, you do not need to mail this proxy card	3)	Sign and date this proxy card
				4)	Mail your completed proxy card in the enclosed envelope

COMBINED MEETING OF SHAREHOLDERS ON
OCTOBER 31, 2006
PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF SCHRODER GLOBAL SERIES TRUST

The undersigned hereby appoints Mark A. Hemenetz, Alan M. Mandel, and Carin F. Muhlbaum, jointly and severally, as proxies (‘‘Proxies’’), with full power to appoint [his/her] substitute, and hereby authorizes them to represent and to vote, as designated below, all of the interests in Schroder Global Series Trust (the ‘‘Trust’’) held of record by the undersigned on September 21, 2006 at the Combined Meeting (the ‘‘Meeting’’) of Shareholders of the Trust to be held on October 31, 2006, at 9:00 a.m., Eastern time, at the offices of the Trust at 875 Third Avenue, 22nd Floor, New York, New York and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at such Meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the interests in the Trust covered hereby. I acknowledge receipt of the Notice of Combined Meeting of Shareholders and the Proxy Statement dated September 29, 2006.

Note: Please sign exactly as your name(s) appears on the Proxy. If you are signing this Proxy for a corporation, estate, trust or other fiduciary capacity, for example, as a trustee, please state that capacity or title along with your signature.

Signature	Date

Signature (Joint Owners)	Date

SCHRODER

If this proxy is properly executed and received by the Trust prior to the Meeting, the interests in the Trust represented hereby will be voted in the manner directed on this proxy card. If no directions are given, this proxy will be voted ‘‘FOR’’ the matter set forth on this proxy card, and at the discretion of the Proxies on other matters that may properly come before the Meeting.

Please fill in box (es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:		FOR	WITHHOLD FOR ALL	AUTHORITY EXCEPT
Nominees:	(1) Peter E. Guernsey, (2) Catherine A. Mazza, (3) William L. Means, (4) James D. Vaughn
List Exceptions:

Mark ‘‘FOR’’ if you wish to vote for all nominees.
Mark ‘‘WITHHOLD AUTHORITY’’ if you wish to withhold authority for all nominees.
Mark ‘‘FOR ALL EXCEPT’’ below and write on the lines below the number(s) of the individual nominee (s) for whom to withhold authority.

PLEASE SIGN ON REVERSE SIDE
SCHRODER